UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): July 11, 2017
NEW JERSEY RESOURCES CORPORATION
(Exact name of registrant as specified in its charter)

New Jersey (State or other jurisdiction of incorporation)	001-08359 (Commission File Number)	22-2376465 (IRS Employer Identification No.)

1415 Wyckoff Road Wall, New Jersey		07719
(Address of principal executive) offices)		(Zip Code)
(732) 938-1480
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On July 11, 2017, the Board of Directors (the “Board”) of New Jersey Resources Corporation (the “Company”) increased the size of the Board from eleven to twelve directors and elected Maureen A. Borkowski as a director, effective September 11, 2017. Ms. Borkowski’s term as a director will expire at the Company’s Annual Meeting of Shareowners in January 2018. The committees of the Board to which Ms. Borkowski will be named have not been determined at this time. Ms. Borkowski will join the Board of New Jersey Natural Gas Company, a wholly-owned subsidiary of the Company.
In connection with Ms. Borkowski’s election to the Board, she will receive cash and equity compensation consistent with the Company’s Non-Employee Director Compensation Plan, as amended (the “Plan”). A description of the Plan can be found in Exhibit 10.1 of the Company’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission on November 18, 2016, and is incorporated herein by reference. Other than this standard compensation arrangement, there are no arrangements or understandings between Ms. Borkowski and any other person pursuant to which Ms. Borkowski was elected as a director.
Ms. Borkowski is not a party to a transaction with the Company that would require disclosure under Item 404(a) of Regulation S-K.
Item 7.01. Regulation FD Disclosure.
The Company’s press release, dated July 17, 2017, announcing the election of Ms. Borkowski is attached hereto as Exhibit 99.1 and is incorporated by reference into Item 7.01 of this Current Report on Form 8-K.
The information in Item 7.01 of this Current Report on Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section and shall not be deemed to be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.1	Summary of New Jersey Resources Corporation Non-Employee Director Compensation (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on November 18, 2016)
99.1	Press Release dated July 17, 2017 (furnished, not filed)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: July 17, 2017
NEW JERSEY RESOURCES CORPORATION
By:    /s/ Patrick J. Migliaccio
Patrick J. Migliaccio
Senior Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description
10.1	Summary of New Jersey Resources Corporation Non-Employee Director Compensation (incorporated by reference to Exhibit 10.1 of the Company’s Current Report on Form 8-K filed on November 18, 2016)
99.1	Press Release dated July 17, 2017 (furnished, not filed)